UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2006

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.
SIGNATURES

Item 5.02.
Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.
On September 25, 2006, DTE Energy Company (the “Company”) received notice from Joe W. Laymon that he was resigning from the Company’s Board of Directors, effective that same day. Mr. Laymon was a member of the Company’s Organization and Compensation Committee and Public Responsibility Committee. Mr. Laymon stated he was resigning due to changes in management responsibilities at Ford Motor Company where he is currently the Group Vice President, Corporate Human Resources and Labor Affairs.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 27, 2006

DTE ENERGY COMPANY (Registrant)
/s/ Thomas A. Hughes
Thomas A. Hughes
Associate General Counsel and Chief Compliance Officer